Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
April 30, 2001



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.2970%



        Excess Protection Level
          3 Month Average   7.64%
          April, 2001   7.52%
          March, 2001   7.99%
          February, 2001   7.40%


        Cash Yield                                  19.61%


        Investor Charge Offs                         4.98%


        Base Rate                                    7.12%


        Over 30 Day Delinquency                      4.89%


        Seller's Interest                            9.33%


        Total Payment Rate                          13.70%


        Total Principal Balance                     $ 58,171,313,434.78


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 5,425,622,873.29